FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  April 23, 2002


                    Friedman, Billings, Ramsey Group, Inc.
            (Exact name of Registrant as specified in its charter)




   Virginia                      54-1837743                   001-13731
(State or other    (I.R.S. Employer incorporation or    (Commission File Number)
jurisdiction of                organization)
Identification No.)



                             1001 Nineteenth Street
                           North Arlington, VA 22209
              (Address of principal executive offices) (Zip code)


                                (703) 312-9500
              (Registrant's telephone number including area code)



Item 9. Regulation FD Disclosure


1. On April 23, 2002, Friedman, Billings, Ramsey Group, Inc. issued a press release announcing that it would release its first quarter 2002 results after the market closes on May 1, and prior to the market opening on May 2, 2002. The entire text of that press release is being filed herewith and attached as exhibit 99.1.

Ex. 99.1 Press Release dated April 23, 2002.


SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

By: /s/ Emanuel J. Friedman
Chairman and Co-Chief Executive Officer